UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	August 28, 2015

Exact Name of Registrant as Specified in Its Charter:	CalAmp Corp.

DELAWARE	0-12182	95-3647070
State or Other Jurisdiction of	Commission	I.R.S. Employer
Incorporation or Organization	File Number	Identification No.

Address of Principal Executive Offices:	1401 N. Rice Avenue
Oxnard, CA 93030
Registrant's Telephone Number, Including
Area Code:	(805) 987-9000
Former Name or Former Address,
if Changed Since Last Report:	Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 425 under the Exchange Act (17 CFR 240.14.a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant.

On August 28, 2015, the Board of Directors of CalAmp Corp. (the "Company") approved the dismissal of SingerLewak LLP ("Singer") as its independent registered accounting firm and the engagement of BDO USA, LLP ("BDO") as the Company's new independent registered public accounting firm for the Company’s fiscal year ending February 29, 2016. The Board of Directors determined that this change was warranted as a result of the Company’s significant growth since first engaging Singer in 2008. BDO was formally retained by the Company on August 28, 2015.

The audit reports of Singer on the Company’s consolidated financial statements as of and for the fiscal years ended February 28, 2015 and 2014, and the effectiveness of internal control over financial reporting as of February 28, 2015 and 2014, did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two fiscal years ended February 28, 2015 and 2014 and the subsequent interim period through August 28, 2015, there were no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K) with Singer on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Singer, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the consolidated financial statements for such years. In addition, during the two most recent fiscal years and the subsequent interim period through August 28, 2015, there were no reportable events described under Item 304(a)(1)(v) of Regulation S-K.

During the Company’s two most recent fiscal years and the subsequent interim period through August 28, 2015, neither the Company, nor anyone on its behalf, consulted BDO regarding either: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or the effectiveness of internal control over financial reporting, where either a written report or oral advice was provided to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Singer with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the "SEC") and requested that Singer furnish a letter addressed to the SEC stating whether or not Singer agrees with the statements noted above. A copy of the responsive letter, dated August 28, 2015, from Singer is attached hereto as Exhibit 16.1.

Item 9.01. Financial Statements and Exhibits.

Exhibit
No.	Description
16.1	Letter re Change in Certifying Accountant: Letter from SingerLewak LLP to the Securities and Exchange Commission dated August 28, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CalAmp Corp.

August 31, 2015	By:	/s/ Richard Vitelle
Date		Richard Vitelle,
Executive Vice President & CFO
(Principal Financial Officer)